UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

News Release

For Immediate Release

contact:

Financial
Brian Little
Director, Investor Relations
404 584 4414

Media
Nick Gold
Director, Media Relations
404 584 3457 or 404 275 9501

AGL RESOURCES CHAIRMAN AND CHIEF EXECUTIVE OFFICER PAULA ROSPUT REYNOLDS TO SPEAK
AT NATURAL GAS & ELECTRIC UTILITIES
CONFERENCE FEB. 16

ATLANTA, February 15, 2005 - Paula Rosput Reynolds, chairman, president and chief executive officer of AGL Resources (NYSE: ATG) will speak Wednesday, February 16 at the UBS 2005 Natural Gas & Electric Utilities Conference being held at the Pierre Hotel in New York City.

Reynolds will provide an overview of AGL Resources’ corporate strategy and financial performance. Her presentation will be available via a live audio webcast beginning at 12:00 PM EST at www.aglresources.com. The presentation will be available for replay on the investor relations section of the website for 30 days.

About AGL Resources

AGL Resources (NYSE: ATG) is an Atlanta-based energy services holding company and was named 2003 Gas Company of the Year by Platts Global Energy Awards. The company's utility subsidiaries - Atlanta Gas Light, Elizabethtown Gas in New Jersey, Virginia Natural Gas in Norfolk, Florida City Gas, Chattanooga Gas, and Elkton Gas in Maryland - serve 2.2 million customers in six states. Houston-based subsidiary, Sequent Energy Management, is involved in natural gas asset management and optimization, producer services, wholesale marketing and risk management activities. As a member of the SouthStar partnership, AGL Resources markets natural gas to consumers in Georgia under the Georgia Natural Gas brand. AGL Networks, the company's telecommunications subsidiary, owns and operates fiber optic networks in Atlanta and Phoenix. The company also owns and operates Jefferson Island Storage & Hub, a high-deliverability natural gas storage facility near the Henry Hub in Louisiana, and Virginia Gas, a natural gas storage pipeline and distribution company in southwestern Virginia and a high-deliverability salt cavern storage facility in Saltville, Virginia. For more information, visit www.aglresources.com.

Item 9.01.  Financial Statements and Exhibits.

Materials to be presented at the UBS 2005 Natural Gas & Electric Utilities Conference are attached as Exhibits 99.1 hereto and incorporated by reference herein.

Exhibit Number	Description
99.1	UBS Conference presentation

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: February 15, 2005	/s/ Richard T. O’Brien
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Financial Statements of Business Acquired